UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2006

Commission file number: 0-32749

TRIMAX CORPORATION
(Name of small business issuer in its charter)

Nevada	76-0616468
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2 Lombard Street, Suite 204
Toronto, Ontario, Canada M5C 1M1
 (Address of principal executive offices)

Issuer’s telephone number: 416-368-4060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.
SIGNATURE

This Amendment No. 1 on Form 8-K/A amends and supplements the Current Report on Form 8-K of Trimax Corporation, a Nevada corporation (the “registrant”), filed with the Securities and Exchange Commission (the “Commission”) on 1 June 2006 (the “Initial Form 8-K”) to include financial statements and pro forma financial information permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date on which the Initial Form 8-K was required to be filed. As previously reported in the Initial Form 8-K, on 1 June 2006, Trimax Corporation, completed the acquisition of Multi-Source Inc., pursuant to an Agreement dated as of 1 June 2006.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The following financial statements of Multi-Source Inc. are being filed with this report:

Report of Independent Registered Public Accounting Firm
Balance Sheets 30 June 2005
Statements of Operations from the date of inception (17 February 2004) to 30 June 2005
Statements of Changes in Stockholders’ Deficit from the date of inception (17 February 2004) to 30 June 2005
Statements of Cash Flows from the date of inception (17 February 2004) to 30 June 2005
Notes to the Consolidated Financial Statements
Balance Sheet 31 March 2006 (Unaudited)
Statements of Operations from the date of inception (17 February 2004) to 31 March 2006 (Unaudited)
Statements of Cash Flows from the date of inception (17 February 2004) to 31 March 2006 (Unaudited)

(b)	Pro Forma Financial Information

Pro Forma Combined Condensed Balance Sheet as of 30 June 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: 30 August 2006

TRIMAX CORPORATION

By:	/s/ Robert Vivacqua
Robert Vivacqua
Chief Financial Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Multi-Source Inc.

We have audited the accompanying balance sheets of Multi-Source Inc., a development stage company, (an Ontario, Canada corporation) as of 30 June 2005 and 2004 and the related statements of loss, stockholders' deficiency and cash flows for the year ended 30 June 2005 and for the period From 17 February 2004 (date of inception) to 30 June 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, such financial statements present fairly, in all material respects, the financial position of Multi-Source Inc., a development stage company, (an Ontario, Canada corporation) as of 30 June 2005 and 2004 and the related statements of loss, stockholders' deficiency and cash flows for the year ended 30 June 2005 and for the period From 17 February 2004 (date of inception) to 30 June 2004 in accordance with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 2, the Company has not established a source of revenue and has suffered recurring losses from operations since inception, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are described in note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Since the accompanying financial statements have not been prepared and audited in accordance with generally accepted accounting principles and standards in Canada, they may not satisfy the reporting requirements of Canadian statutes and regulations.

/s/ Walker and Company Chartered Accountants Professional Corporation

Markham, Canada
July 7, 2006

MULTI-SOURCE INC.
(A Development Stage Company)
BALANCE SHEETS
AS AT 30 JUNE
(Expressed in United States Dollars)

	Note	2005	2004
ASSETS
Current Assets
Cash		$5,026	$1,502
Prepaid and sundry assets		1,564	-
Advances to shareholder	4	-	13,079

Total Current Assets		6,590	14,581

Equipment and Other Assets
Equipment	5	12,396	8,675
Deferred financing fees, net		12,671	9,720

Total Equipment and Other Assets		25,067	18,395

Total Assets		$31,657	$32,976

LIABILITIES AND STOCKHOLDERS' DEFICIENCY
Current Liabilities
Bank indebtedness		$14,839	$7,610
Accounts payable and accrued liabilities		56,296	3,060
Advances from shareholder	4	63,887	-
Long term debt - current portion	6	25,528	6,759

Total Current Liabilities		160,550	17,429

Long-Term Liabilities
Long term debt	6	130,820	30,441

Total Liabilities		291,370	47,870

Commitments	7

Stockholders' Deficiency
Capital stock	8	3	3
Accumulated comprehensive loss		(7,616)	(107)
Accumulated deficit		(252,100)	(14,790)

Total Stockholders' Deficiency		(259,713)	(14,894)

Total Liabilities and Stockholders' Deficiency		$31,657	$32,976

The accompanying notes are an integral part of these financial statements.

MULTI-SOURCE INC.
(A Development Stage Company)
STATEMENTS OF LOSS AND COMPREHENSIVE INCOME
FOR THE
(Expressed in United States Dollars)

	Year Ended 30 June 2005	Period From 17 February 2004 (Date of Inception) to 30 June 2004	Period From 17 February 2004 (Date of Inception) to 30 June 2005

EXPENSES
General and administrative	$43,698	$12,646	$56,344
Depreciation	21,459	488	21,947
Amortization of deferred financing fees	1,981	177	2,158

TOTAL OPERATING EXPENSES	67,138	13,311	80,449

LOSS FROM OPERATIONS	(67,138)	(13,311)	(80,449)
Interest	14,253	1,479	15,732

LOSS BEFORE THE UNDERNOTED	(81,391)	(14,790)	(96,181)
Writedown of obsolete equipment	155,919	-	155,919

NET LOSS	$(237,310)	$(14,790)	$(252,100)

FOREIGN CURRENCY TRANSLATION ADJUSTMENT	(7,509)	(107)	(7,616)

COMPREHENSIVE LOSS	$(244,819)	$(14,897)	$(259,716)

INCOME PER WEIGHTED NUMBER OF SHARES OUTSTANDING - BASIC AND DILUTED	$(0.06)	$0.00

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING - BASIC AND DILUTED	4,250,000	4,250,000

The accompanying notes are an integral part of these financial statements.

MULTI-SOURCE INC.
(A Development Stage Company)
STATEMENTS OF STOCKHOLDERS' DEFICIENCY
FOR THE PERIOD ENDED 30 JUNE 2005 AND FOR THE PERIOD FROM 17 FEBRUARY 2004 (DATE OF INCEPTION) TO 30 JUNE 2004
(Expressed in United States Dollars)

	Shares	Common Stock	Accumulated Other Comprehensive Income	Accumulated Deficit	Total Stockholders' Deficiency
Balance 17 February 2004	4,250,000	$3	$-	$-	$3
Foreign currency translation	-	-	(107)	-	(107)
Net loss for the period	-	-	-	(14,790)	(14,790)

Balance, 30 June 2004	4,250,000	3	(107)	(14,790)	(14,894)

Foreign currency translation	-	-	(7,509)	-	(7,509)
Net loss for the period	-	-	-	(237,310)	(237,310)

Balance, 30 June 2005	4,250,000	$3	$(7,616)	$(252,100)	$(259,713)

The accompanying notes are an integral part of these financial statements.

MULTI-SOURCE INC.
(A Development Stage Company)
STATEMENTS OF CASH FLOWS
FOR THE
(Expressed in United States Dollars)

	Year Ended 30 June 2005	Period From 17 February 2004 (Date of Inception) to 30 June 2004	Period From 17 February 2004 (Date of Inception) to 30 June 2005

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(237,310)	$(14,790)	$(252,100)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	21,459	488	21,947
Amortization of deferred financing fees	1,981	177	2,158
Writedown of obsolete equipment	155,919	-	155,919
Changes in operating assets and liabilities:
Prepaid and sundry assets	(1,564)	-	(1,564)
Accounts payable and accrued liabilities	53,236	3,057	56,293

CASH USED IN OPERATING ACTIVITIES	(6,279)	(11,068)	(17,347)

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of equipment	(181,099)	(9,163)	(190,262)

CASH FLOWS USED IN INVESTING ACTIVITIES	(181,099)	(9,163)	(190,262)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from bank indebtedness	7,229	7,610	14,839
Proceeds from long term debt	119,148	37,200	156,348
Advances from (to) shareholder	76,966	(13,079)	63,887
Deferred financing fees	(4,932)	(9,897)	(14,829)
Issuance of common stock	-	3	3

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES	198,411	21,840	220,251

EFFECT OF FOREIGN CURRENCY TRANSLATION	(7,509)	(107)	(7,616)

NET INCREASE IN CASH	3,524	1,502	5,026

CASH, BEGINNING OF PERIOD	1,502	-	-

CASH, END OF PERIOD	$5,026	$1,502	$5,026

The accompanying notes are an integral part of these financial statements.

MULTI-SOURCE INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
30 JUNE 2005 AND 2004
(Expressed in United States Dollars)

1.	NATURE OF OPERATIONS

Multi-Source Inc. ("the Company") was incorporated on 17 February 2004 in the Province of Ontario under the Ontario Business Corporations Act.

The Company is a system integrators and communications provider using best of breed equipment such as broadband power line modems and gateways to enable Internet services and Voice over Internet Protocol (VOIP).

2.	GOING CONCERN

The Company's financial statements are presented on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The Company has experienced losses from operations since inception that raise substantial doubt as to its ability to continue as a going concern.

The Company's existence is dependent upon management's ability to develop profitable operations and resolve its liquidity problems. Management anticipates the Company will attain profitable status and improve its liquidity through the strategic acquisition of businesses and continued business development, and additional equity investment in the Company.

The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accounting policies of the Company are in accordance with accounting principles generally accepted in the United States of America. Presented below are those policies considered particularly significant:

Organization and Start Up Costs

Costs of start up activities, including organization costs are expensed as incurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. These estimates are reviewed periodically, and, as adjustments become necessary, they are reported in earnings in the period in which they become known.

MULTI-SOURCE INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
30 JUNE 2005 AND 2004
(Expressed in United States Dollars)

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Equipment

Equipment is stated at historical cost less accumulated depreciation. Depreciation, based on the estimated useful lives of the assets, is provided using the under noted annual rates and methods:

Furniture and fixtures	20% declining balance
Computer	30% - 45% declining balance

Deferred Financing Costs

The costs of financing are capitalized and amortized by the straight-line method over the term of the related debt. If any or all of the related debt is repaid prior to its maturity date, a pro-rata share of the related deferred financing costs are written off and recorded as amortization expense in the period of the repayment in the statement of operations.

Foreign Translation Adjustment

The accounts of the foreign subsidiaries were translated into U.S. dollars in accordance with the provisions of Financial Accounting Standards Board Statement No. 52 ("SFAS 52"). In accordance with the provisions of SFAS 52, transaction gains and losses on these assets and liabilities are included in the determination of income for the relevant periods. Adjustments resulting from the translation of the financial statements from their functional currencies to United States dollars are accumulated as a separate component of accumulated other comprehensive income and have not been included in the determination of income for the relevant periods.

Income Taxes

The Company accounts for income taxes pursuant to SFAS No. 109, Accounting for Income Taxes. Deferred tax assets and liabilities are recorded for differences between the financial statement and tax basis of the assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is recorded for the amount of income tax payable or refundable for the period increased or decreased by the change in deferred tax assets and liabilities during the period.

Fair Value of Financial Instruments

The carrying value of the company's advances and accounts payable approximates fair value because of the short-term maturity of these instruments.

MULTI-SOURCE INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
30 JUNE 2005 AND 2004
(Expressed in United States Dollars)

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Comprehensive Income

The Company adopted SFAS No. 130, Reporting Comprehensive Income that establishes standards for reporting and presentation of comprehensive income and its components in a full set of financial statements. Comprehensive income is presented in the statements of changes in stockholders' equity, and consists of net loss and unrealized gains (losses) on available for sale marketable securities; foreign currency translation adjustments and changes in market value of future contracts that qualify as a hedge; and negative equity adjustments recognized in accordance with SFAS 87. SFAS No. 130 requires only additional disclosures in the financial statements and does not affect the Company's financial position or results of operations.

Earnings or Loss Per Share

The Company accounts for earnings per share pursuant to SFAS No. 128, Earnings per Share, which requires disclosure on the financial statements of "basic" and "diluted" earnings (loss) per share. Basic earnings (loss) per share is computed by dividing net income (loss) by the weighted average number of common shares outstanding for the year. Diluted earnings (loss) per share is computed by dividing net income (loss) by the weighted average number of common shares outstanding plus common stock equivalents (if dilutive) related to stock options and warrants for each year.

There were no dilutive financial instruments for the years' ended 30 June 2005 and 2004.

Valuation of Long-Lived Assets

In accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, long-lived assets to be held and used are analyzed for impairment whenever events or changes in circumstances indicate that the related carrying amounts may not be recoverable. The Company evaluates at each balance sheet date whether events and circumstances have occurred that indicate possible impairment. If there are indications of impairment, the Company uses future undiscounted cash flows of the related asset or asset grouping over the remaining life in measuring whether the assets are recoverable. In the event such cash flows are not expected to be sufficient to recover the recorded asset values, the assets are written down to their estimated fair value. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value of asset less cost to sell.

Recent Accounting Pronouncements

In May 2003, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 150, Accounting for Certain Financial Instruments With Characteristics of Both Liabilities and Equity. This standard requires issuers to classify as liabilities the following three types of freestanding financial instruments: (1) mandatory redeemable financial instruments, (2) obligations to repurchase the issuer's equity shares by transferring assets; and (3) certain obligations to issue a variable number of shares. The Company adopted SFAS No. 150 during the year ended 30 June 2004. The adoption of SFAS No. 150 did not have a material impact on the financial position or results of operations of the Company.

MULTI-SOURCE INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
30 JUNE 2005 AND 2004
(Expressed in United States Dollars)

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent Accounting Pronouncements (Continued)

In November 2004, the FASB issued SFAS No. 151, Inventory Costs, an amendment of Accounting Research Bulletin (“ARB”) No. 43, Chapter 4, Inventory Pricing. SFAS No. 151 amends the guidance in ARB No. 43, Chapter 4 to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and spoilage. This statement requires that those items be recognized as current period charges regardless of whether they meet the criterion of “so abnormal” which was the criterion specified in ARB No. 43. In addition, this statement requires that allocation of fixed production overheads to the cost of production be based on normal capacity of the production facilities. The Company adopted this pronouncement on 1 April 2005 and does not expect the adoption to have a material impact on the financial condition or results of operations for current or future periods.

In December 2004, the FASB issued SFAS 123(R), Share-Based Payment. SFAS 123(R) amends SFAS 123 and APB No. 25. SFAS 123(R) requires that the cost of share-based payment transactions (including those with employees and non-employees) be recognized in the financial statements. SFAS 123(R) applies to all share-based payment transactions in which an entity acquires goods or services by issuing (or offering to issue) its shares, share options, or other equity instruments or by incurring liabilities (1) in amounts based (even in part) on the price of the entity’s shares or other equity instruments, or (2) that require (or may require) settlement by the issuance of an entity’s shares or other equity instruments. This statement is effective (1) for public companies qualifying as SEC small business issuers, as of the first interim period or fiscal year beginning after 15 December 2005, or (2) for all other public companies, as of the first interim period or fiscal year beginning after 15 June 2005, or (3) for all nonpublic entities, as of the first fiscal year beginning after 15 December 2005. Management does not expect the adoption of this new standard to have a significant impact on the results of operations or financial position.

In December 2004, the FASB issued SFAS 153, Exchanges of Non Monetary Assets, an amendment to Opinion No. 29, Accounting for Non Monetary Transactions. Statement 153 eliminates certain differences in the guidance in Opinion No. 29 as compared to the guidance contained in standards issued by the International Accounting Standards Board. The amendment to Opinion No. 29 eliminates the fair value exception for non monetary exchanges of similar productive assets and replaces it with a general exception for exchanges of non monetary assets that do not have commercial substance. Such an exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. SFAS 153 is effective for non monetary asset exchanges occurring in periods beginning after 15 June 2005. Earlier application is permitted. Management does not expect adoption of SFAS 153 to have a material impact on the Company’s financial statements.

In March 2005, the FASB issued FASB Interpretation (FIN) No. 47, Accounting for Conditional Assets Retirement Obligations—An Interpretation of FASB Statement No. 143. FIN 47 requires an entity to recognize a liability for the fair value of a conditional asset retirement obligation when incurred if the liability's fair value can be reasonably estimated. FIN 47 is effective no later than the end of fiscal years ending after December 15, 2005 and therefore is not applicable to the year ended 30 June 2005.

MULTI-SOURCE INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
30 JUNE 2005 AND 2004
(Expressed in United States Dollars)

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent Accounting Pronouncements (Continued)

In June 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections which changes the requirements for the accounting for and reporting of voluntary changes in accounting principle. SFAS 154 requires retrospective application to prior periods’ financial statements of changes in accounting principles, unless impracticable. SFAS 154 supersedes Accounting Principles Board Opinion No. 20, Accounting Change (APB 20), which previously required that most voluntary changes in accounting principle be recognized by including in the current period’s net income the cumulative effect of changing to the new accounting principle. SFAS 154 also makes a distinction between retrospective application of an accounting principle and the restatement of financial statements to reflect correction of an error. SFAS 154 carries forward without changing the guidance contained in APB 20 for reporting the correction of an error in previously issued financial statements and a change in accounting estimate. SFAS 154 applies to voluntary changes in accounting principle that are made in fiscal years beginning after 15 December 2005. We do not expect that the adoption of SFAS 154 will have a significant impact on our financial condition or results of operations.

4.	ADVANCES TO (FROM) SHAREHOLDER

The advances to (from) shareholder are unsecured, non-interest bearing and are due on demand.

5.	EQUIPMENT

The components of equipment are as follows:

	Cost	Accumulated Depreciation	Net 2005	Net 2004

Furniture and fixtures	$2,182	$(367)	$1,815	$1,059
Computer	14,837	(4,256)	10,581	7,616

	$17,019	$(4,623)	$12,396	$8,675

MULTI-SOURCE INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
30 JUNE 2005 AND 2004
(Expressed in United States Dollars)

6.	LONG TERM DEBT

	2005	2004

Bank loan, bearing interest at the Business Development Bank of Canada floating rate plus a variance of 2%, repayable in monthly principal payments of $835 plus interest, with the final payment due on 23 July 2009. The loan is personally guaranteed by the shareholder of the Company.	$33,313	$37,200
Bank loan, bearing interest at the Bank of Montreal Canadian prime rate plus 3%, repayable in monthly principal payments of $1,778 plus interest, with the final payment due on 31 July 2012. The loan is secured by a general security agreement, chattel mortgage, assignment of insurance monies, $40,000 Canadian guaranteed by the shareholder of the Company and subrogation note and pledge of bills in the amount of $50,000 Canadian signed by the shareholder of the Company.	123,035	-

	156,348	37,200
Less current portion	25,528	6,759

	$130,820	$30,441

Approximate principal repayments required by the loans are comprised as follows:

2006	$25,528
2007	25,528
2008	25,528
2009	25,528
2010	18,049
Thereafter	36,187
$156,348

MULTI-SOURCE INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
30 JUNE 2005 AND 2004
(Expressed in United States Dollars)

7.	COMMITMENTS

The Company leases premises under an operating lease on a month to month basis in Canada. The Company can cancel the lease at any time. Currently the total yearly payments are $11,400.

8.	COMMON STOCK

Authorized
Unlimited Common shares

	2005	2004
Issued
4,250,000 Common shares (2004 - 4,250,000)	$3	$3

9.	INCOME TAXES

The Company accounts for income taxes in accordance with SFAS No. 109. SFAS No. 109 prescribes the use of the liability method whereby deferred tax asset and liability account balances are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates. The effects of future changes in tax laws or rates are not anticipated.

Under SFAS No. 109 income taxes are recognized for the following: a) amount of tax payable for the current year, and b) deferred tax liabilities and assets for future tax consequences of events that have been recognized differently in the financial statements than for tax purposes.

As at 30 June 2005, there were no differences between financial reporting and tax bases of assets and liabilities. The Company will have tax losses available to be applied against future years income as result of the losses incurred. However, due to the losses incurred in the period and expected future operating results, management determined that it is more likely than not that the deferred tax asset resulting from the tax losses available for carryforward will not be realized through the reduction of future income tax payments. Accordingly a 100% valuation allowance has been recorded for deferred income tax assets.

10.	SUBSEQUENT EVENT

On 1 June 2006 the Company entered into a Reorganization Agreement with Trimax Corporation (being a publicly traded company listed on the NASDAQ Over-the-Counter Bulletin Board and traded under the symbol "TMXO.OB") whereby all of the issued and outstanding shares of the Company, being 5,000,000 common shares, were exchanged for 5,000,000 shares in the capital stock of Trimax Corporation with the result that the Company will become a wholly-owned subsidiary of Trimax Corporation.

MULTI-SOURCE INC.
(A Development Stage Company)
BALANCE SHEETS
(Unaudited)
AS AT
(Expressed in United States Dollars)

	March 31, 2006	June 30, 2005 (Audited)
ASSETS

Current Assets
Cash	$957	$5,026
Prepaid and sundry assets	1,646	1,564

Total Current Assets	2,603	6,590

Equipment and Other Assets
Equipment	9,152	12,396
Deferred financing fees, net	11,086	12,671

Total Equipment and Other Assets	20,238	25,067

Total Assets	$22,841	$31,657

LIABILITIES AND STOCKHOLDERS' DEFICIENCY

Current Liabilities
Bank indebtedness	$18,028	$14,838
Accounts payable and accrued liabilities	81,071	56,297
Advances from director	142,641	63,887
Long term debt - current portion	26,864	25,528

Total Current Liabilities	268,604	160,550

Long Term Liabilities
Long term debt	119,040	130,820

Stockholders' Deficiency
Capital stock	3	3
Accumulated other comprehensive loss	(23,332)	(7,616)
Accumulated deficit	(341,474)	(252,100)

Total Stockholders' Deficiency	(364,803)	(259,713)

Total Liabilities and Stockholders' Deficiency	$22,841	$31,657

MULTI-SOURCE INC.
(A Development Stage Company)
STATEMENTS OF OPERATIONS
(Unaudited)
FOR THE
(Expressed in United States Dollars)

	Three Months Ended 31 March 2006	Nine Months Ended 31 March 2005	Period From 17 February 2004 (Date of Inception) to 31 March 2006

EXPENSES
General and administrative	$72,816	$56,989	$129,161
Depreciation	3,244	16,462	25,191
Amortization of deferred financing fees	1,585	530	3,743

TOTAL OPERATING EXPENSES	77,645	73,981	158,095

LOSS FROM OPERATIONS	(77,645)	(73,981)	(158,095)
Interest	11,728	10,088	27,460

LOSS BEFORE THE UNDERNOTED	89,373	84,069	185,555

Writedown of obsolete equipment	-	-	155,919

NET LOSS	$(89,373)	$(84,069)	$(341,474)

MULTI-SOURCE INC.
(A Development Stage Company)
STATEMENTS OF CASH FLOWS
(Unaudited)
FOR THE
(Expressed in United States Dollars)

	Nine Months Ended 31 March 2006	Nine Months Ended 31 March 2005	Period From 17 February 2004 (Date of Inception) to 31 March 2006

CASH FLOWS FROM OPERATING ACTIVITIES

Net loss	$(89,373)	$(84,069)	$(341,474)

Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	3,244	16,462	25,191
Amortization of deferred financing fees	1,585	530	3,743
Writedown of obsolete equipment	-	-	155,919

Changes in operating assets and liabilities:
Prepaid and sundry assets	(82)	-	(1,646)
Accounts payable and accrued liabilities	24,775	61,280	81,071

CASH USED IN OPERATING ACTIVITIES	(59,851)	(5,797)	(77,196)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from bank indebtedness	3,189	9,755	18,028
Advances from director	78,754	45,184	142,641
(Repayment of) proceeds from long term debt	(10,444)	129,236	145,904
Deferred financing fees	-	(4,932)	(14,829)
Issuance of common stock	-	-	3

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES	71,499	179,243	291,747

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of equipment	-	(163,651)	(190,262)

CASH FLOWS USED IN INVESTING ACTIVITIES	-	(163,651)	(190,262)

EFFECT OF FOREIGN CURRENCY TRANSLATION	(15,717)	(10,565)	(23,332)

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(4,069)	(770)	957

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	5,026	1,502	-

CASH AND CASH EQUIVALENTS, END OF PERIOD	$957	$732	$957

TRIMAX CORPORATION AND MULTI-SOURCE INC.
PRO FORMA
COMBINED CONDENSED FINANCIAL STATEMENTS
1 JUNE 2006
(Unaudited)

The unaudited pro forma combined condensed balance sheet as of 1 June 2006 is based on the individual balance sheet of Trimax Corporation and the acquired company Multi-Source Inc. and is prepared as if the acquisition of the company had occurred on 1 June 2006.

The unaudited pro forma adjustments are based upon available information and assumptions that Trimax Corporation believes are reasonable. The unaudited pro forma combined condensed financial statements and related notes thereto should be read in conjunction with Trimax Corporation’s historical financial statements as previously filed on the Company’s Annual Report on Form 10-KSB for the year ended 30 September 2005, filed with the Securities and Exchange Commission on 18 January 2006 and the Quarterly Report on Form 10-QSB for the nine months ended 30 June 2006, filed with the Securities and Exchange Commission on 16 August 2006.

These unaudited pro forma combined condensed financial statements are prepared for informational purposes only and are not necessarily indicative of future results.

TRIMAX CORPORATION AND MULTI-SOURCE INC.
PRO FORMA COMBINED CONDENSED BALANCE SHEETS
1 JUNE 2006
(Unaudited)

	Trimax Corporation Consolidated	Multi-Source Inc.	Adjustments	Pro Forma

ASSETS
Current Assets
Cash	$85,497	$14,016	$-	$99,513
Prepaid and sundry assets	79,492	10,198	-	89,690
Stock subscriptions receivable	3,000	-	-	3,000
Total Current Assets	167,989	24,214	-	192,203
Equipment and Other Assets
Equipment	26,754	11,709	-	38,463
Deferred financing fees	-	13,180	-	13,180
Intangible assets	-	-	1,557,327	1,557,327
Total Equipment and Other Assets	26,754	24,889	1,557,327	1,608,970
Total Assets	194,743	49,103	1,557,327	1,801,173

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Bank indebtedness	-	19,314	-	19,314
Accounts payable and accrued liabilities	122,077	79,137	-	201,214
Advances from shareholder	25,491	253,462	-	278,953
Loan payable	36,127	-	-	36,127
Long term debt - current portion	-	28,551	-	28,551
Total Current Liabilities	183,695	380,464	-	564,159
Long term liabilities
Long term debt	-	122,396	-	122,396
Total liabilities	183,695	502,860	-	686,555
Stockholders’ Equity
Capital stock	31,766	3	1,147,497	1,179,266
Additional paid-in capital	10,049,491	-	-	10,049,491
Accumulated other comprehensive loss	(14,990)	(43,930)	-	(58,920)
Accumulated deficit	(10,055,219)	(409,830)	409,830	(10,055,219)
Total Stockholders’ Equity	11,048	(453,757)	1,557,327	1,232,458
Total Liabilities and Stockholders’ Equity	194,743	49,103	1,557,327	1,801,173

TRIMAX CORPORATION AND MULTI-SOURCE INC.
NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
1 JUNE 2006
(Unaudited)

1. Basis of Pro Forma Presentation

On 1 June 2006 Trimax entered into a Reorganization Agreement with the shareholders of Multi-Source Inc. (“MSI”), a company incorporated in the Province of Ontario, Canada. Under the terms of the Reorganization Agreement, the shareholders of MSI conveyed all of the issued and outstanding shares of MSI to Trimax in exchange for up to 5,000,000 shares of Trimax’s common stock. The acquisition was accounted for under the purchase method of accounting. Accordingly, the financial position and results of operations of MSI have been consolidated subsequent to the acquisition date. Trimax allocated the purchase price to the acquired tangible net assets and liabilities. In addition the company allocated $1,557,327 to the acquired intangible assets. At closing on 1 June 2006, 3,000,000 shares of common stock of Trimax were issued. Of the 3,000,000 shares issued on closing, 750,000 were issued to a third party subscriber for transaction costs. Up to an additional 2,000,000 shares may be issued to the principal shareholder of MSI, subsequent to the acquisition, upon the achievement of certain milestones by the MSI business within 18 months.

The unaudited pro forma combined condensed balance sheet as of 1 June 2006 is based on the individual balance sheet of Trimax Corporation and Multi-Source Inc. and is prepared as if the acquisition of the company had occurred on 1 June 2006. The unaudited pro forma information is based on the historical financial statements of Trimax Corporation and Multi-Source Inc.

The results of operations of Trimax Corporation and Multi-Source Inc. are not necessarily indicative of the results expected by Trimax Corporation.

2. Pro Forma Adjustments

Adjustments have been made to the unaudited pro forma combined condensed financial information to reflect the following:

(a) Balance Sheet adjustment to record Trimax Corporation completing the acquisition by issuing 3,000,000 shares of common stock as follows:

At 1 June 2006

Consideration exchanged:
3,000,000 shares of common stock valued at the average price two days before and after the measurement date	$1,530,000
Transaction costs - 750,000 shares of common stock valued at the average price two days before and after the measurement date	(382,500)

Purchase price	$1,147,500
Liabilities assumed	(442,540)
Estimated fair value of tangible assets acquired	32,713
Estimated fair value of identifiable intangible assets acquired— completed technology	1,557,327

Goodwill	$-

•
This filing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, relating to future business expectations and predictions and financial condition and results of operations of Trimax Corporation and the acquired business. Such forward-looking statements may be identified by the use of terminology such as “believe,” “may,” “will,” “expect,” “anticipate,” “predict,” “intend,” “designed,” “estimate,” “should” or “continue” or the negatives thereof or other variations thereon or comparable terminology. Such forward-looking statements involve known or unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Refer to the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-KSB for the year ended September 30, 2005.